Capital Group Core Plus Income ETF Prospectus Supplement

July 1, 2025

(for the most recent prospectus)

The following is added to the subsection of the prospectus titled “Management and organization – Management of the funds”:

Chitrang Purani, Partner, Capital Fixed Income Investors, serves as a fixed income portfolio manager for Capital Group Core Plus Income ETF. Chitrang has 21 years of investment experience in total (three years with Capital Research and Management Company or affiliate). He has less than one year of experience in managing Capital Group Core Plus Income ETF.

John R. Queen will no longer manage money in Capital Group Core Plus Income ETF.

Keep this supplement with your prospectus.

Lit. No. ETGEBS-022-0725P CGD/10039-S109269

Capital Group Fixed Income ETF Trust Statement of Additional Information Supplement July 1, 2025 (for the most recent statement of additional information)

The table under the heading “Portfolio manager fund holdings and management of other accounts” in the “Management of the trust” section of the statement of additional information is amended solely with respect to the fund listed below to remove John R. Queen and add Chitrang Purani as follows. Footnotes to the table in the statement of additional information remain unchanged.

Portfolio manager	Dollar range of fund shares owned[1]	Number of other registered investment companies (RICs) for which portfolio manager is a manager (assets of RICs in billions)[2]		Number of other pooled investment vehicles (PIVs) for which portfolio manager is a manager (assets of PIVs in billions)[2]		Number of other accounts for which portfolio manager is a manager (assets of other accounts in billions)[2,3]
Capital Group Core Plus Income ETF
Chitrang Purani	$100,001 – $500,000	5	$346.5	3	$7.70	None

Keep this supplement with your statement of additional information.

Lit No. ETGEBS-023-0725O CGD/10149-S109270